Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 12	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 12	☒

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 844-7215

NAME AND ADDRESS OF AGENT FOR SERVICE

James M. Odland

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2008 pursuant to paragraph (b) (1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

Thrivent Financial for Lutherans

Let’s thrive

Single Premium Immediate

Variable Annuity

Prospectuses

April 30, 2008

Thrivent Variable Annuity Account II

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
Facsimile: 800-225-2264

This Prospectus describes the individual single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment
Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2008. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us or writing us or going online at thrivent.com. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 35 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 30, 2008

[THIS PAGE INTENTIONALLY LEFT BLANK]

DEFINITIONS

Annuitant. The person on whose life or life expectancy the Contract is based.

Annuity Payment. One of a series of periodic distributions.

Annuity Payment Date. The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period. The period during which Annuity Payments are made.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Contract Year. A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds. Thrivent Series Fund, Inc.

Issue Date. The effective date of the Contract, generally the date on which we apply your premium.

Medallion Signature Guarantee. A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center. The Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) THRIVENT, (1-800-847-4836), locally (920) 734-5721.

Subaccount. A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request. A written request or notice signed by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Transfer Charge (after 12 free transfers per Contract Year)	$25[1]

Maximum Indirect Surrender Charge	9%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Fees and Expenses other than Fund Expenses
Mortality and Expense Risk Charge	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2007, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Fund Operating Expenses[3]
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.36%	1.80%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: If you select a life income payment option with a 10-year guaranteed Payment

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$219	$515	$809	$1,541
Maximum Portfolio Expenses:	$360	$922	$1,463	$2,722
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$161	$479	$791	$1,541
Maximum Portfolio Expenses:	$303	$888	$1,446	$2,722

Example 2: If you select a 10-year fixed period income payment option

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$315	$505	$646	$777
Maximum Portfolio Expenses:	$444	$845	$1,139	$1,403
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$149	$403	$595	$777
Maximum Portfolio Expenses:	$280	$747	$1,092	$1,403

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers from the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you surrender or withdraw from the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.35% to 1.50%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5000. In order to purchase a Contract, you must submit an application to us through one of our financial associates who is also a registered representative of Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”) We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Thrivent Money Market Subaccount during the Free Look Period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59 1/2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per year. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

SUMMARY

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If received under a payment option, they are taxed only after the remaining investment in the contract has been recovered.

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to up to 40 of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized these Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. These Portfolios have higher fees than the other Portfolios since they incorporate a fee in addition to the fees of the underlying Portfolios themselves. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stock.

Thrivent Small Cap Index Portfolio. To strive for capital growth that tracks the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the Index.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

INVESTMENT OPTIONS

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well established growth companies.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index by investing primarily in common stocks of the Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contract, to make payments upon surrenders, to provide benefits under the Contract, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Sectoral Asset Management, Inc.	Thrivent Partner Healthcare Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Natural Resources Portfolio
Aberdeen Asset Management Investment Services Limited	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Utilities Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Turner Investment Partners, Inc.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Asset Management Company, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive

INVESTMENT OPTIONS

and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

THE CONTRACT

Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer the Contract to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a tax-sheltered annuity (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

You may purchase a Contract by completing and submitting an application. We restrict purchase of the Contract to Annuitants depending on the Age of the Annuitant and the Annuity Payment selected as follows:

♦	Life Income - Ages 40 to 90;

♦	Fixed period income – Ages 0 to 110 (Issue Age must be less than 100).

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks.

Certain provisions of the Contract may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40.

THE CONTRACT

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. On each day that the New York Stock Exchange is open for business, we determine the annuity unit value (AUV) of each Subaccount at the end of each business day at 4:00 p.m. Eastern Time. We will not purchase or redeem any annuity units on any days that Thrivent Financial is not open for business.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Telephone Transactions

You may conduct certain transactions via telephone if you complete the approved telephone transaction authorization form on file with us. You can establish this authorization at the time of application or any time after issue of your contract. Telephone transaction authorization will allow you to make bank changes, withholding changes, withdrawals and transfers pursuant to your telephone instructions (telephone request). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures. The phone number for telephone transactions is (800) THRIVENT or (920) 734-5721 locally. We reserve the right to suspend or limit telephone transactions.

THE CONTRACT

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

THE CONTRACT

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by Thrivent Financial at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent Financial while the insured was alive. Such beneficiary change shall be null and void where Thrivent Financial has made a good faith payment of the proceeds or has taken other action before receiving the change.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignment of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

ANNUITY PAYMENTS

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee. If you do not tell us which financial institution and account you would like your Annuity Payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

We make Annuity Payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the Annuitant’s life expectancy. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. Unless an entity is the owner, the Annuitants also own the Contract as joint owners. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may

ANNUITY PAYMENTS

be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to

ANNUITY PAYMENTS

determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦

You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	You may not transfer from the Fixed Account.

TRANSFERS AMONG SUBACCOUNTS

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.

We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to the harmful effects of abusive trading practices if we are unable to detect and deter such practices.

Surrenders and Withdrawals

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

TRANSFERS AMONG SUBACCOUNTS

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on the approved Thrivent Financial form to our Service Center.

To make a withdrawal you may submit the Thrivent Financial approved form, or if you have authorized telephone transactions, you may phone in your request. Authorized telephone requests may not be made for more than $50,000.

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

SURRENDERS AND WITHDRAWALS

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you make a telephone request for a withdrawal, we are required to withhold 10% for federal income taxes. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Withdraw a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program.

You should consult your tax adviser regarding the tax consequences of a withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Status for more details.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will pay the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that

CONTRACT FEES AND CHARGES

you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CONTRACT

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except

GENERAL INFORMATION ABOUT THE CONTRACT

the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

Gender Neutral Benefits

The Contract described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

State Variations

Any state variations in the Contract are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

GENERAL INFORMATION ABOUT THE CONTRACT

If our reserves for any class of Contract become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Treatment as an Annuity

Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the Contract Owner is an individual, an individual is treated as the Contract Owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately

FEDERAL TAX STATUS

diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, with the result that the Contract Owner may be subject to income tax treatment that is more adverse than described below. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate the single premium payment and to reallocate annuity unit values than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.

Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

FEDERAL TAX STATUS

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the “investment in the contract” allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For these purposes, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected. Also, the investment in the contract at any time equals the single premium paid for the Contract less any amounts received from the Contract up to that time which were excludable from income.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the commuted value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.

Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death

Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received as the commuted value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately

FEDERAL TAX STATUS

the same time a deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any withdrawal or surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for annuity income payments, withdrawals, and surrenders under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. “Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly rolled over/converted to a Roth IRA.

FEDERAL TAX STATUS

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly transferred to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals and surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset

VOTING RIGHTS

value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which includes variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

SALES AND OTHER AGREEMENTS

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.25% to 2.00% of the premium paid into the contract. The commission varies based on the type of annuity payment selected and/or the duration of the period. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the contract including for example, the creation of marketing materials and advertising; and

♦	providing services to contract owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account II are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

Thrivent Variable Annuity Account II

1933 Act Registration No. 333-71853

1940 Act Registration No. 811-09225

Please send me the Statement of Additional Information (SAI) for the:

Single Premium Immediate Variable Annuity

(Thrivent Variable Annuity Account II)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of annuity unit values and numbers of annuity units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. You should read this information along with the Variable Account, Thrivent Financial’s financial statements and notes which are included in the SAI.

Thrivent Aggressive Allocation Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.75	$11.35	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.77	$12.75	$11.35	N/A	N/A	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	163,529	158,119	19,350	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Aggressive Allocation Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.42	$11.12	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.22	$12.42	$11.12	N/A	N/A	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	820,115	646,901	179,857	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderate Allocation Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.01	$10.91	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.66	$12.01	$10.91	N/A	N/A	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	1,580,100	878,153	285,561	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Conservative Allocation Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.52	$10.65	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.01	$11.52	$10.65	N/A	N/A	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	737,343	460,436	138,027	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Technology Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$7.60	$7.45	$7.27	$7.02	$4.68	$8.16	$10.00	N/A	N/A
End of period	$8.33	$7.60	$7.45	$7.27	$7.02	$4.68	$ 8.16	N/A	N/A
Number of Annuity Units Outstanding at end of period	41,751	46,314	53,764	52,565	33,347	26,771	16,532	N/A	N/A
Thrivent Partner Small Cap Growth Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.91	$11.61	$11.31	$10.29	$ 7.24	$10.00	N/A	N/A	N/A
End of period	$13.84	$12.91	$11.61	$11.31	$10.29	$ 7.24	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	27,423	29,992	31,967	21,011	9,070	1,360	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Small Cap Value Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$21.06	$17.55	$16.95	$14.04	$10.00	N/A	N/A	N/A	N/A
End of period	$20.58	$21.06	$17.55	$16.95	$14.04	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	35,163	35,102	47,627	35,480	9,892	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$16.84	$15.11	$14.06	$11.78	$ 8.51	$10.83	$10.00	N/A	N/A
End of period	$17.65	$16.84	$15.11	$14.06	$11.78	$ 8.51	$10.83	N/A	N/A
Number of Annuity Units Outstanding at end of period	106,931	122,334	124,800	108,623	105,243	86,592	61,341	N/A	N/A
Thrivent Small Cap Index Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34	$16.10
End of period	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34
Number of Annuity Units Outstanding at end of period	124,303	150,199	172,198	178,711	184,093	197,257	223,586	201,859	36,036
Thrivent Mid Cap Growth Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.43	$12.52	$11.39	$10.36	$ 7.72	$10.00	N/A	N/A	N/A
End of period	$15.90	$13.43	$12.52	$11.39	$10.36	$ 7.72	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	112,763	127,322	155,159	123,210	39,786	4,709	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount II3
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.54	$11.69	$10.64	$ 9.26	$6.82	$10.00	N/A	N/A	N/A
End of period	$14.83	$12.54	$11.69	$10.64	$9.26	$ 6.82	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	20,593	19,055	21,841	15,787	11,590	665	N/A	N/A	N/A
Thrivent Partner Mid Cap Value Subaccount[6]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.08	$11.45	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.33	$13.08	$11.45	N/A	N/A	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	10,055	10,058	2,843	N/A	N/A	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Mid Cap Stock Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$14.51	$12.96	$11.27	$ 9.74	$7.46	$8.93	$10.00	N/A	N/A
End of period	$15.15	$14.51	$12.96	$11.27	$9.74	$7.46	$ 8.93	N/A	N/A
Number of Annuity Units Outstanding at end of period	116,369	132,547	124,759	99,816	84,106	83,036	64,568	N/A	N/A
Thrivent Mid Cap Index Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$15.61	$14.39	$12.97	$11.35	$ 8.53	$10.11	$10.00	N/A	N/A
End of period	$16.59	$15.61	$14.39	$12.97	$11.35	$ 8.53	$10.11	N/A	N/A
Number of Annuity Units Outstanding at end of period	92,336	116,372	118,541	104,923	72,368	37,557	16,752	N/A	N/A
Thrivent Partner International Stock Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$20.11	$16.75	$14.92	$13.06	$10.00	N/A	N/A	N/A	N/A
End of period	$21.95	$20.11	$16.75	$14.92	$13.06	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	207,873	223,681	241,199	202,191	12,973	N/A	N/A	N/A	N/A
Thrivent Partner All Cap Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.92	$10.46	$8.95	$7.97	$6.54	$10.00	N/A	N/A	N/A
End of period	$14.17	$11.92	$10.46	$8.95	$7.97	$ 6.54	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	54,303	56,258	44,203	32,398	18,175	180	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.00	$11.39	$10.78	$10.13	$ 7.86	$10.00	N/A	N/A	N/A
End of period	$13.84	$12.00	$11.39	$10.78	$10.13	$ 7.86	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	332,734	382,938	440,684	332,287	91,328	263	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount II3
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.40	$10.81	$10.22	$ 9.62	$7.94	$10.00	N/A	N/A	N/A
End of period	$13.11	$11.40	$10.81	$10.22	$9.62	$ 7.94	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	12,233	12,603	9,871	9,029	3,022	95	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Growth Stock Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.55	$12.13	$11.55	$10.64	$ 8.22	$10.00	N/A	N/A	N/A
End of period	$14.62	$13.55	$12.13	$11.55	$10.64	$ 8.22	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	39,816	36,964	35,288	26,846	8,041	424	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$17.46	$14.89	$14.09	$12.50	$10.00	N/A	N/A	N/A	N/A
End of period	$18.05	$17.46	$14.89	$14.09	$12.50	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	146,371	164,106	180,893	150,199	77,888	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[2]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.22	$ 9.25	$8.89	$8.30	$6.95	$9.04	$10.00	N/A	N/A
End of period	$10.86	$10.22	$9.25	$8.89	$8.30	$6.95	$ 9.04	N/A	N/A
Number of Annuity Units Outstanding at end of period	557,450	634,750	706,548	678,797	611,084	480,009	370,167	N/A	N/A
Thrivent Large Cap Index Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$26.82	$23.55	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54	$24.93
End of period	$27.86	$26.82	$23.55	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54
Number of Annuity Units Outstanding at end of period	293,277	353,831	418,834	449,402	458,589	492,389	581,825	593,635	149,769
Thrivent Real Estate Securities Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$25.52	$19.25	$17.21	$12.89	$10.00	N/A	N/A	N/A	N/A
End of period	$20.96	$25.52	$19.25	$17.21	$12.89	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	74,353	85,132	95,863	74,030	30,891	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$22.51	$20.46	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26	$18.16
End of period	$23.45	$22.51	$20.46	$19.94	$18.68	$16.14	$18.01	$18.89	$19.26
Number of Annuity Units Outstanding at end of period	367,637	405,109	489,512	522,961	522,693	559,242	613,289	591,239	164,845

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent High Yield Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.69	$12.57	$12.23	$11.25	$ 8.90	$10.00	N/A	N/A	N/A
End of period	$13.89	$13.69	$12.57	$12.23	$11.25	$ 8.90	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	146,717	171,678	192,876	149,543	53,257	1,246	N/A	N/A	N/A
Thrivent Diversified Income Plus Subaccount[7]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$13.31	$11.80	$11.54	$10.81	$ 8.73	$8.81	$8.79	$9.04	$9.46
End of period	$13.02	$13.31	$11.80	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04
Number of Annuity Units Outstanding at end of period	167,230	152,627	177,663	188,001	172,988	119,459	128,437	105,749	22,046
Thrivent Income Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$12.05	$11.57	$11.45	$11.07	$10.33	$10.00	N/A	N/A	N/A
End of period	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	175,137	193,686	234,309	178,768	71,119	3,540	N/A	N/A	N/A
Thrivent Bond Index Subaccount[1]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10	$12.06
End of period	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10
Number of Annuity Units Outstanding at end of period	130,053	147,309	170,927	172,906	190,196	195,429	179,192	78,140	12,956
Thrivent Limited Maturity Bond Subaccount[3]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$11.15	$10.80	$10.73	$10.66	$10.33	$10.00	N/A	N/A	N/A
End of period	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	133,786	140,852	175,087	125,015	53,977	1,092	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[5]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$10.80	$10.45	$10.37	$10.10	$10.00	N/A	N/A	N/A	N/A
End of period	$11.22	$10.80	$10.45	$10.37	$10.10	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	33,899	35,094	42,014	43,598	26,139	N/A	N/A	N/A	N/A

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Thrivent Money Market Subaccount[4]
	2007	2006	2005	2004	2003	2002	2001	2000	1999
Annuity Unit Value:
Beginning of period	$1.05	$1.01	$0.99	$1.00	$1.00	N/A	N/A	N/A	N/A
End of period	$1.09	$1.05	$1.01	$0.99	$1.00	N/A	N/A	N/A	N/A
Number of Annuity Units Outstanding at end of period	1,492,722	1,101,570	1,303,677	1,481,497	1,064,616	N/A	N/A	N/A	N/A

[1]	The Subaccounts commenced operations on August 2, 1999.
[2]	The Subaccounts commenced operations on March 2, 2001.
[3]	The Subaccounts commenced operations on April 30, 2002.
[4]	The Subaccounts commenced operations on April 25, 2003.
[5]	The Subaccounts commenced operations on April 30, 2003.
[6]	The Subaccounts commenced operations on April 29, 2005.
[7]	Formerly known as Thrivent High Yield Subaccount II

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial

for Lutherans

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

22822PR R4-08

Contract Form 4470

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Additional Information

Dated April 30, 2008

Single Premium Immediate Variable Annuity Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2008, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

There are no special purchase plans or exchange programs with respect to this Contract.

The offering of the Contracts is continuous.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgmt. retained $0.

2007	2006	2005
$168,091	$750,697	$673,569

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of

2

the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL/LB, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2007 and 2006, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account II at December 31, 2007 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, Thrivent Financial changed its method of accounting for its pension plans to adopt Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2007.

Minneapolis, Minnesota

February 1, 2008

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2007 and 2006

(in millions)

	2007	2006
Assets
Fixed maturity securities, at fair value	$28,637	$29,609
Equity securities, at fair value	1,529	1,335
Mortgage loans	7,406	7,135
Contract loans	1,238	1,240
Short-term investments	1,922	1,964
Amounts due from brokers	20	151
Other investments	1,197	853

Total investments	41,949	42,287

Cash and cash equivalents	824	1,008
Accrued investment income	373	378
Receivables	189	205
Deferred acquisition costs	2,152	2,170
Property and equipment, net	147	142
Other assets	33	22
Assets held in separate accounts	13,987	12,738

Total Assets	$59,654	$58,950

Liabilities
Future contract benefits	$13,786	$13,132
Contractholder funds	21,468	22,684
Unpaid claims and claim expenses	208	196
Amounts due to brokers	670	1,074
Securities lending obligation	1,714	1,711
Other liabilities	578	551
Liabilities related to separate accounts	13,987	12,738

Total Liabilities	52,411	52,086
Members’ Equity
Retained earnings	7,212	6,600
Accumulated other comprehensive income	31	264

Total Members’ Equity	7,243	6,864

Total Liabilities and Members’ Equity	$59,654	$58,950

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Revenues
Premiums	$1,317	$1,256	$1,220
Net investment income	2,384	2,265	2,250
Realized investment gains, net	115	117	83
Contract charges	657	624	600
Other revenue	321	271	244

Total Revenues	4,794	4,533	4,397

Benefits and Expenses
Contract claims and other benefits	1,218	1,167	1,119
Increase in contract reserves	569	523	602
Interest credited	1,029	1,025	998
Dividends to members	293	256	250

Total benefits	3,109	2,971	2,969

Underwriting, acquisition and insurance expenses	642	647	566
Amortization of deferred acquisition costs	243	218	196
Fraternal benefits and expenses	188	185	168

Total expenses	1,073	1,050	930

Total Benefits and Expenses	4,182	4,021	3,899

Net Income	$612	$512	$498

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2005	$5,590	$1,056	$6,646
Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	6,088	334	6,422
Comprehensive Income (Loss):
Net income	512	—	512
Other comprehensive loss	—	(70)	(70)

Total comprehensive income			442

Balance as of December 31, 2006	6,600	264	6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	$7,212	$31	$7,243

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2007, 2006 and 2005

(in millions)

	2007	2006	2005
Operating Activities
Net income	$612	$512	$498
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	666	564	620
Change in contractholder funds	(27)	315	574
Change in deferred acquisition costs	32	11	(21)
Realized investment gains, net	(115)	(117)	(83)
Changes in other assets and liabilities	19	(2)	(28)

Net Cash Provided by Operating Activities	1,187	1,283	1,560

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	9,271	10,433	11,524
Cost of fixed maturity securities acquired	(8,684)	(10,141)	(10,742)
Proceeds from sales of equity securities	1,826	1,360	797
Cost of equity securities acquired	(1,902)	(1,430)	(919)
Proceeds from mortgage loans sold, matured or repaid	870	864	983
Cost of mortgage loans acquired	(1,113)	(1,238)	(1,676)
Sales of fixed maturity securities under mortgage roll program, net	287	309	(816)
Contract loans repaid (issued), net	2	(2)	9
Sales of short-term investments, net	42	125	311
Change in collateral held for securities lending	3	(225)	(353)
Other, net	(784)	(474)	(395)

Net Cash Used in Investing Activities	(182)	(419)	(1,277)

Financing Activities
Universal life and investment contract receipts	1,327	1,398	1,522
Universal life and investment contract withdrawals	(2,516)	(2,338)	(1,924)

Net Cash Used in Financing Activities	(1,189)	(940)	(402)

Net Change in Cash and Cash Equivalents	(184)	(76)	(119)
Cash and Cash Equivalents, Beginning of Year	1,008	1,084	1,203

Cash and Cash Equivalents, End of Year	$824	$1,008	$1,084

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2007, 2006 and 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading, and are carried at fair value. Unrealized gains and losses on securities within the available-for-sale portfolio are included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio are recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using the equity method. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $0.6 billion and $0.9 billion in the mortgage dollar roll program outstanding as of December 31, 2007 and 2006, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market; 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value, and the write-down is included in realized investment gains in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At both December 31, 2007 and 2006, reserves totaling $4 million for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2007, 2006 and 2005 totaled $12 million, $10 million and $6 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2007 and 2006 of $22 million and $35 million, respectively.

New Accounting Standards

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48-1, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48-1”). This statement clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Thrivent Financial adopted FIN 48-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires: (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. Thrivent Financial adopted SFAS No. 158 during 2007 and the adoption did not have a significant impact on the consolidated financial statements.

In September 2005, the AICPA issued Statement of Position (“SOP”) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs (“DAC”) in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. Thrivent Financial adopted SOP 05-1 during 2007, and the adoption did not have a significant impact on the consolidated financial statements.

In November 2005, the FASB issued FASB Staff Positions (“FSP”) FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments. This FSP provides additional guidance for evaluating impaired securities for indicators on an impairment that is other than temporary. Thrivent Financial adopted FSP FAS 115-1 and FAS 124-1 during 2006, and the adoption did not have a significant impact on the consolidated financial statements.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2007	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$3,632	$22	$29	$3,625
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	803	34	—	837
Corporate and other bonds	18,504	364	405	18,463
Mortgage- & asset-backed securities	4,979	20	117	4,882

Total fixed maturity securities	$27,918	$440	$551	$27,807

December 31, 2006
Loan-backed obligations of U.S. government corporations and agencies	$4,957	$10	$79	$4,888
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	850	12	3	859
Corporate and other bonds	18,778	419	252	18,945
Mortgage- & asset-backed securities	4,974	18	75	4,917

Total fixed maturity securities	$29,559	$459	$409	$29,609

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available for sale portfolio have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	6	$49	$—	77	$1,955	$29
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	1	46	—	1	2	—
Corporate and other bonds	840	4,575	193	710	4,225	212
Mortgage & asset-backed securities	96	1,289	52	140	2,194	65

Total fixed maturity securities	943	$5,959	$245	928	$8,376	$306

As of December 31, 2007, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $551 million comprising 1,871 issuers. Of this amount, $306 million, comprised of 928 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.3 million at December 31, 2007 and the unrealized loss is primarily due to changes in interest rates subsequent to purchase of

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

the security. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2007 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$839	$846
Due after one year through five years	5,958	6,058
Due after five years through ten years	7,867	7,805
Due after ten years	4,643	4,591
Loan-backed obligations of U.S. government corporations and agencies	3,632	3,625
Mortgage- and asset-backed securities	4,979	4,882

Total fixed maturity securities	$27,918	$27,807

During 2007, Thrivent Financial established a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio at December 31, 2007 totaled $830 million. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled a $5 million gain for the year ended December 31, 2007. Thrivent Financial did not have any trading securities during the years ended December 31, 2006 and 2005.

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31 are summarized as follows (in millions):

	2007	2006
Cost	$1,360	$1,115
Gross unrealized gains	243	244
Gross unrealized losses	(74)	(24)

Fair value	$1,529	$1,335

Included in the equities securities balances discussed above is approximately $36 million and $51 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2007 and 2006, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2007 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	261	$397	$70	8	$28	$4

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

As of December 31, 2007, gross unrealized losses on equity securities totaled $74 million comprising 269 issuers. Of this amount, $4 million, comprised of eight issuers, was in the greater-than-twelve-month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2007	2006
Commercial	$6,173	$5,973
Church	920	882
Non-commercial	317	313

	7,410	7,168
Allowance for credit losses	(4)	(33)

Total	$7,406	$7,135

Maximum loan to value ratio for loans Issued during the year	75%	80%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Allowance for credit losses, beginning of year	$33	$32	$30
Net (reductions) additions	(29)	1	2

Allowance for credit losses, end of year	$4	$33	$32

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.1 million and $0.2 million during the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31 was as follows:

	2007	2006
Geographic Region
Pacific	25%	24%
South Atlantic	19	20
West North Central	13	12
East North Central	13	13
Mid Atlantic	9	10
Mountain	9	10
Other	12	11

Total	100%	100%

Property Type
Industrial	30%	29%
Office	19	20
Retail	17	17
Church	12	12
Apartments	6	7
Hotels/Motels	2	1
Other	14	14

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian, Australian and Euro denominated securities. The swaps convert a stream of Canadian dollar, Australian dollar or Euro payments to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Total Rate of Return Swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage-backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap, and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2007, 2006 and 2005, $14 million, $11 million and $12 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2007
Foreign currency swaps	$—	$—	$15	$116
Total rate of return swaps	1	100	—	—
Futures	51	51	—	—
Convertible bonds and preferred stocks	375	669	—	—

Total	$427	$820	$15	$116

December 31, 2006
Foreign currency swaps	$—	$—	$7	$72
Futures	13	13
Convertible bonds and preferred stocks	431	594	—	—

Total	$444	$607	$7	$72

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2007	2006	2005
Fixed maturity securities, available for sale	$1,616	$1,612	$1,620
Equity securities	71	38	36
Mortgage loans	489	468	463
Contract loans	87	87	87
Other invested assets	163	104	76

	2,426	2,309	2,282
Investment expenses	42	44	32

Net investment income	$2,384	$2,265	$2,250

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$236	$184	$187
Gross losses	(200)	(169)	(160)
Equity securities:
Gross gains	150	170	96
Gross losses	(69)	(60)	(37)
Other	9	1	—

	126	126	86

Fixed maturity securities, trading	5	—	—

Provisions for losses:
Fixed maturity securities, available for sale	(41)	(7)	(1)
Equity securities	(2)	—	—
Mortgage loans	27	(2)	(2)

	(16)	(9)	(3)

Realized investment gains, net	$115	$117	$83

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $10.8 billion, $9.8 billion and $10.5 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2007	2006
Unrealized investment gains	$63	$257
Deferred acquisition costs adjustment	19	5
Deferred income taxes adjustment	1	2
SFAS No. 158 adjustment	(52)	—

Total	$31	$264

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Unrealized investment gains and losses arising during the period on securities available for sale	$(120)	$(35)	$(821)
Reclassification adjustment for realized gains and losses included in net income	(74)	(118)	(85)
Change in deferred acquisition costs due to unrealized investment gains and losses	14	35	203
Change in deferred income taxes due to unrealized investment gains and losses	(1)	—	6
SFAS No. 158 adjustment	(52)	—	—
Minimum pension liability	—	48	(25)

Total other comprehensive loss	$(233)	$(70)	$(722)

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Balance at beginning of year	$2,165	$2,176	$2,155
Capitalization of acquisition costs	211	207	217
Acquisition costs amortized	(243)	(218)	(196)

	2,133	2,165	2,176
Adjustment for unrealized investment gains and losses	19	5	(30)

Balance at end of year	$2,152	$2,170	$2,146

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2007	2006
Buildings	$149	$140
Furniture and equipment	217	174
Other	22	26

	388	340
Accumulated depreciation	(241)	(198)

Property and equipment, net	$147	$142

Depreciation expense for the years ended December 31, 2007, 2006 and 2005 was $39 million, $40 million and $46 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2007	2006	2005	2007	2006	2005
Service cost	$16	$17	$18	$3	$2	$2
Interest cost	36	35	35	6	6	6
Expected return on plan assets	(49)	(47)	(47)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	1	3	2	1	1	2

Periodic cost	$3	$7	$7	$9	$8	$9

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, were as follows (in millions):

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in projected benefit obligation:
Benefit obligation at beginning of year	$640	$650	$106	$104
Service cost	16	17	3	2
Interest cost	36	35	6	6
Actuarial (gain) loss	(22)	(31)	5	1
Benefits paid	(32)	(31)	(5)	(7)

Benefit obligation at end of year	638	640	115	106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2007	2006	2007	2006
Change in plan assets:
Fair value of plan assets at beginning of year	$633	$557	$—	$—
Actual return on plan assets	47	85	—	—
Employer contribution	—	22	5	7
Benefits paid	(32)	(31)	(5)	(7)

Fair value of plan assets at end of year	648	633	—	—

Funded status	$10	(7)	$(115)	(106)

Amounts recognized in accumulated other comprehensive income prior to adoption of SFAS No. 158:
Unrecognized net losses		45		34
Unrecognized prior service cost		(6)		(5)
Additional minimum pension liability		—		—

Accrued pension asset (liability) at end of year		$32		$(77)

Amounts recognized in accumulated other comprehensive income following adoption of SFAS No. 158:
Prior service credit	$(5)		$(5)
Net Loss	24		38

Total recognized	$19		$33

Accumulated benefit obligation	$579	$580	$114	$106

As of December 31, 2007, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, a prepaid pension asset is included in other assets on the Consolidated Balance Sheets. As of December 31, 2007, the accumulated benefit obligation of the other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability is included in other liabilities in the Consolidated Balance Sheets. As of December 31, 2006, the fair value of Thrivent Financial’s retirement plan assets exceeded the accumulated benefit obligation of the plan. As a result, Thrivent Financial reduced the minimum pension liability by $48 million to zero at December 31, 2006, with a corresponding increase in accumulated other comprehensive income. As of December 31, 2005, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeded the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million at December 31, 2005, with a corresponding reduction in accumulated other comprehensive income.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2007	2006	2007	2006
Weighted average assumptions at end of year:
Discount rate	6.25%	5.75%	6.25%	5.75%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.75	3.25	n/a	n/a

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 9% for pre-65 and 10% for post-65 in 2008, trending down to 5% in 2013. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2007 total service and interest cost by $1 million and the postretirement health care benefit obligation by $13 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

Estimated benefit payments for the next five years are as follows: 2008 - $36 million; 2009 — $37 million; 2010 — $38 million; 2011 — $39 million; 2012 — $41 million; and 2013 to 2017 — $227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The weighted average asset allocations as of December 31 were as follows:

	Pension Asset Allocation		Target Allocation
	2007	2006	2007	2006
Asset Category:
Equity securities	63%	60%	60%	60%
Fixed income and other securities	37	40	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2008.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For each of the years ended December 31, 2007, 2006 and 2005, Thrivent Financial contributed $21 million to these plans.

As of December 31, 2007 and 2006, $118 million and $127 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2007	2006	2005
Net balance at January 1	$435	$412	$440
Incurred related to:
Current year	204	196	204
Prior years	28	8	(60)

	232	204	144

Paid related to:
Current year	64	64	69
Prior years	131	117	103

	195	181	172

Net balance at December 31	$472	$435	$412

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2007	2006	2005
Direct premiums	$1,363	$1,296	$1,253
Reinsurance ceded	(46)	(40)	(33)

Net premiums	$1,317	$1,256	$1,220

Direct contract charges	$1,236	$1,181	$1,133
Reinsurance ceded	(18)	(14)	(14)

Net contract charges	$1,218	$1,167	$1,119

Reinsurance recoveries	$7	$6	$6

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2007 and 2006 were $135 million and $153 million, respectively.

Four reinsurance companies account for approximately 97% of the reinsurance recoverable at December 31, 2007. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities, separate account liabilities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31 were as follows (in millions):

	2007		2006
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$28,637	$28,637	$29,609	$29,609
Equity securities	1,529	1,529	1,336	1,336
Mortgage loans	7,406	7,553	7,135	7,133
Contract loans	1,238	1,238	1,240	1,240
Short-term investments	1,922	1,922	1,964	1,964
Cash and cash equivalents	824	824	1,008	1,008
Separate account assets	13,987	13,987	12,738	12,738
Financial Liabilities:
Deferred annuities	10,038	9,962	11,722	11,633
Separate account liabilities	13,987	13,987	12,738	12,738
Other	2,342	2,332	2,303	2,297

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. During 2004, Thrivent Financial resolved litigation proceedings related to alleged sales practices. In 2006, Thrivent Financial recorded additional reserves to complete the settlement of issues related to this matter as well as for a product taxation matter for certain life insurance contracts. As of December 31, 2007, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $1,151 million and $277 million as of December 31, 2007 and 2006, respectively. Commitments to purchase other invested assets were $1,073 million and $982 million as of December 31, 2007 and 2006, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $13 million, $8 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively. Future minimum aggregate rental commitments as of December 31, 2007 for operating leases were as follows: 2008 — $6 million; 2009 — $5 million; 2010 — $3 million; 2011 — $2 million; and 2012 — $2 million.

Fraternal Commitment

Thrivent Financial’s four-year commitment to Habitat for Humanity to help build additional homes was expanded in 2007 to provide funding of approximately $125 million over the four-year period beginning in 2006 as certain milestones are achieved. Thrivent Financial has funded approximately $30 million and $26 million of this commitment during the years ended December 31, 2007 and 2006, respectively.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Consolidation, continued

Summarized statutory-basis financial information as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005 for Thrivent Financial is as follows (in millions):

	2007	2006
Admitted assets	$53,474	$52,539

Liabilities	$49,040	$48,422
Surplus	4,434	4,117

Total liabilities and surplus	$53,474	$52,539

	2007	2006	2005
Gain from operations before net realized capital gains and losses	$348	$417	$456
Net realized capital gains	43	107	66

Net income	391	524	522
Total other changes	(74)	14	(3)

Net change in unassigned surplus	$317	$538	$519

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account II (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, Diversified Income Plus, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II at December 31, 2007, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2008

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$2,251,304	$10,840,557	$20,008,920	$8,857,061

Total Assets	2,251,304	10,840,557	20,008,920	8,857,061

Total Liabilities	—	—	—	—

Net Assets	$2,251,304	$10,840,557	$20,008,920	$8,857,061

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$2,251,304	$10,840,557	$20,008,920	$8,857,061

Net Assets	$2,251,304	$10,840,557	$20,008,920	$8,857,061

Accumulation units outstanding	163,529	819,739	1,580,100	737,343
Unit value (accumulation)	$13.77	$13.22	$12.66	$12.01

Series funds, at cost	$1,974,929	$9,682,543	$18,633,540	$8,400,649
Series funds shares owned	159,773	804,172	1,560,296	733,480

As of December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$347,986	$379,498	$723,895	$1,886,984

Total Assets	347,986	379,498	723,895	1,886,984

Total Liabilities	—	—	—	—

Net Assets	$347,986	$379,498	$723,895	$1,886,984

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$347,986	$379,498	$723,895	$1,886,984

Net Assets	$347,986	$379,498	$723,895	$1,886,984

Accumulation units outstanding	41,751	27,423	35,163	106,931
Unit value (accumulation)	$8.33	$13.84	$20.58	$17.65

Series funds, at cost	$309,693	$320,835	$632,807	$1,543,144
Series funds shares owned	42,214	27,221	39,249	121,874

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$4,059,718	$1,793,382	$305,395	$134,006

Total Assets	4,059,718	1,793,382	305,395	134,006

Total Liabilities	—	—	—	—

Net Assets	$4,059,718	$1,793,382	$305,395	$134,006

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$4,059,718	$1,793,382	$305,395	$134,006

Net Assets	$4,059,718	$1,793,382	$305,395	$134,006

Accumulation units outstanding	124,303	112,763	20,593	10,055
Unit value (accumulation)	$32.66	$15.90	$14.83	$13.33

Series funds, at cost	$3,344,092	$1,263,041	$249,296	$121,357
Series funds shares owned	211,297	88,856	26,735	9,993

As of December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$1,762,672	$1,531,734	$4,563,364	$769,611

Total Assets	1,762,672	1,531,734	4,563,364	769,611

Total Liabilities	—	—	—	—

Net Assets	$1,762,672	$1,531,734	$4,563,364	$769,611

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,762,672	$1,531,734	$4,563,364	$769,611

Net Assets	$1,762,672	$1,531,734	$4,563,364	$769,611

Accumulation units outstanding	116,369	92,336	207,873	54,303
Unit value (accumulation)	$15.15	$16.59	$21.95	$14.17

Series funds, at cost	$1,504,021	$1,236,044	$3,159,048	$592,775
Series funds shares owned	133,998	100,773	264,416	59,187

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$4,604,744	$160,427	$582,299	$2,641,920

Total Assets	4,604,744	160,427	582,299	2,641,920

Total Liabilities	—	—	—	—

Net Assets	$4,604,744	$160,427	$582,299	$2,641,920

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$4,604,744	$160,427	$582,299	$2,641,920

Net Assets	$4,604,744	$160,427	$582,299	$2,641,920

Accumulation units outstanding	332,734	12,233	39,816	146,371
Unit value (accumulation)	$13.84	$13.11	$14.62	$18.05

Series funds, at cost	$3,376,904	$130,560	$494,491	$2,067,563
Series funds shares owned	239,507	13,413	42,970	197,046

As of December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$6,053,705	$8,169,830	$1,558,636	$8,619,639

Total Assets	6,053,705	8,169,830	1,558,636	8,619,639

Total Liabilities	—	—	—	—

Net Assets	$6,053,705	$8,169,830	$1,558,636	$8,619,639

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$6,053,705	$8,169,830	$1,558,636	$8,619,639

Net Assets	$6,053,705	$8,169,830	$1,558,636	$8,619,639

Accumulation units outstanding	557,450	293,324	74,353	367,652
Unit value (accumulation)	$10.86	$27.86	$20.96	$23.45

Series funds, at cost	$4,945,309	$7,722,422	$1,464,651	$7,766,290
Series funds shares owned	548,537	324,515	87,868	502,322

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$2,037,961	$2,176,528	$2,162,567	$2,282,055

Total Assets	2,037,961	2,176,528	2,162,567	2,282,055

Total Liabilities	—	—	—	—

Net Assets	$2,037,961	$2,176,528	$2,162,567	$2,282,055

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$2,037,961	$2,176,528	$2,162,567	$2,282,055

Net Assets	$2,037,961	$2,176,528	$2,162,567	$2,282,055

Accumulation units outstanding	146,717	167,230	175,137	130,053
Unit value (accumulation)	$13.89	$13.02	$12.35	$17.55

Series funds, at cost	$2,126,185	$2,133,901	$2,232,422	$2,289,299
Series funds shares owned	421,258	311,658	222,007	221,819

As of December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$1,532,157	$380,214	$1,620,584

Total Assets	1,532,157	380,214	1,620,584

Total Liabilities	—	—	—

Net Assets	$1,532,157	$380,214	$1,620,584

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,532,157	$380,214	$1,620,584

Net Assets	$1,532,157	$380,214	$1,620,584

Accumulation units outstanding	133,786	33,899	1,492,722
Unit value (accumulation)	$11.45	$11.22	$1.09

Series funds, at cost	$1,562,475	$385,038	$1,620,584
Series funds shares owned	155,740	39,146	1,620,584

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2007	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$13,106	$85,562	$178,121	$117,538
Mortality & expense risk charges	(27,828)	(127,086)	(191,170)	(90,400)

Net investment income (loss)	(14,722)	(41,524)	(13,049)	27,138

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	34,840	138,857	110,473	71,780
Capital gain distributions	8,856	39,190	79,981	44,544
Change in unrealized appreciation (depreciation) of investments	137,607	449,873	496,629	128,648

Net gain (loss) on investments	181,303	627,920	687,083	244,972

Net increase (decrease) in net assets resulting from operations	$166,581	$586,396	$674,034	$272,110

For the year ended December 31, 2007	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$—	$—	$2,884	$5,618
Mortality & expense risk charges	(4,405)	(5,019)	(10,226)	(25,198)

Net investment income (loss)	(4,405)	(5,019)	(7,342)	(19,580)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	11,999	20,802	31,442	82,369
Capital gain distributions	11,693	22,246	40,753	108,094
Change in unrealized appreciation (depreciation) of investments	13,863	(10,807)	(83,407)	(69,763)

Net gain (loss) on investments	37,555	32,241	(11,212)	120,700

Net increase (decrease) in net assets resulting from operations	$33,150	$27,222	$(18,554)	$101,120

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2007	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$30,282	$7,535	$1,212	$—
Mortality & expense risk charges	(59,902)	(22,357)	(3,436)	(1,853)

Net investment income (loss)	(29,620)	(14,822)	(2,224)	(1,853)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	263,155	112,372	10,110	2,898
Capital gain distributions	506,352	72,156	40,910	739
Change in unrealized appreciation (depreciation) of investments	(781,274)	126,333	(4,262)	345

Net gain (loss) on investments	(11,767)	310,861	46,758	3,982

Net increase (decrease) in net assets resulting from operations	$(41,387)	$296,039	$44,534	$2,129

For the year ended December 31, 2007	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$16,243	$17,139	$64,705	$2,887
Mortality & expense risk charges	(24,712)	(22,068)	(59,619)	(8,712)

Net investment income (loss)	(8,469)	(4,929)	5,086	(5,825)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	70,683	102,847	273,467	39,300
Capital gain distributions	136,002	100,635	152,339	64,512
Change in unrealized appreciation (depreciation) of investments	(104,875)	(81,447)	(13,521)	21,103

Net gain (loss) on investments	101,810	122,035	412,285	124,915

Net increase (decrease) in net assets resulting from operations	$93,341	$117,106	$417,371	$119,090

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2007	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$48,782	$939	$3,147	$35,093
Mortality & expense risk charges	(57,649)	(1,893)	(7,405)	(35,941)

Net investment income (loss)	(8,867)	(954)	(4,258)	(848)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	205,371	2,633	14,196	146,226
Capital gain distributions	—	9,081	29,824	122,242
Change in unrealized appreciation (depreciation) of investments	457,423	9,989	4,227	(164,666)

Net gain (loss) on investments	662,794	21,703	48,247	103,802

Net increase (decrease) in net assets resulting from operations	$653,927	$20,749	$43,989	$102,954

For the year ended December 31, 2007	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$70,868	$153,489	$28,689	$272,460
Mortality & expense risk charges	(79,454)	(113,684)	(25,940)	(112,063)

Net investment income (loss)	(8,586)	39,805	2,749	160,397

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	198,083	146,523	118,661	172,666
Capital gain distributions	105,210	371,884	131,816	—
Change in unrealized appreciation (depreciation) of investments	96,840	(189,257)	(620,687)	30,826

Net gain (loss) on investments	400,133	329,150	(370,210)	203,492

Net increase (decrease) in net assets resulting from operations	$391,547	$368,955	$(367,461)	$363,889

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2007	High Yield Subaccount	Diversified Income Plus Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$178,960	$44,361	$118,985	$115,738
Mortality & expense risk charges	(27,926)	(28,418)	(28,253)	(29,841)

Net investment income (loss)	151,034	15,943	90,732	85,897

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(1,263)	21,311	(10,529)	(7,000)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	(112,333)	(93,535)	(25,309)	20,689

Net gain (loss) on investments	(113,596)	(72,224)	(35,838)	13,689

Net increase (decrease) in net assets resulting from operations	$37,438	$(56,281)	$54,894	$99,586

For the year ended December 31, 2007	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$76,437	$19,290	$58,463
Mortality & expense risk charges	(20,281)	(4,869)	(14,539)

Net investment income (loss)	56,156	14,421	43,924

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(7,939)	(1,374)	—
Capital gain distributions	—	—	—
Change in unrealized appreciation (depreciation) of investments	(5,437)	1,194	—

Net gain (loss) on investments	(13,376)	(180)	—

Net increase (decrease) in net assets resulting from operations	$42,780	$14,241	$43,924

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(14,722)	$(12,468)	$(41,524)	$(62,489)
Net realized gains (loss) on investments	43,696	3,624	178,047	18,827
Change in net unrealized appreciation (depreciation) on investments	137,607	136,216	449,873	633,673

Net Change in Net Assets from Operations	166,581	127,372	586,396	590,011

Unit Transactions:
Proceeds from units issued	93,485	758,985	2,098,620	3,263,836
Death benefits	(45,848)	—	—	(83,926)
Surrenders and terminations	—	—	(198,524)	—
Annuity benefit payments	(168,983)	(94,328)	(880,514)	(444,203)
Transfers between subaccounts	189,791	1,004,637	1,198,073	2,711,106

Net Change in Net Assets from Unit Transactions	68,445	1,669,294	2,217,655	5,446,813

Net Change in Net Assets	235,026	1,796,666	2,804,051	6,036,824

Net Assets Beginning of Period	2,016,278	219,612	8,036,506	1,999,682

Net Assets End of Period	$2,251,304	$2,016,278	$10,840,557	$8,036,506

	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(13,049)	$(88,194)	$27,138	$(42,908)
Net realized gains (loss) on investments	190,454	22,777	116,324	14,160
Change in net unrealized appreciation (depreciation) on investments	496,629	781,260	128,648	312,076

Net Change in Net Assets from Operations	674,034	715,843	272,110	283,328

Unit Transactions:
Proceeds from units issued	6,450,671	4,735,926	2,788,270	1,746,533
Death benefits	(240,789)	(143,877)	(56,897)	(110,003)
Surrenders and terminations	(123,377)	(87,758)	(134,205)	—
Annuity benefit payments	(1,497,765)	(657,742)	(840,193)	(379,591)
Transfers between subaccounts	4,199,772	2,869,918	1,525,111	2,292,767

Net Change in Net Assets from Unit Transactions	8,788,512	6,716,467	3,282,086	3,549,706

Net Change in Net Assets	9,462,546	7,432,310	3,554,196	3,833,034

Net Assets Beginning of Period	10,546,374	3,114,064	5,302,865	1,469,831

Net Assets End of Period	$20,008,920	$10,546,374	$8,857,061	$5,302,865

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(4,405)	$(4,584)	$(5,019)	$(4,791)
Net realized gains (loss) on investments	23,692	8,874	43,048	9,471
Change in net unrealized appreciation (depreciation) on investments	13,863	2,418	(10,807)	34,937

Net Change in Net Assets from Operations	33,150	6,708	27,222	39,617

Unit Transactions:
Proceeds from units issued	2,354	1,215	4,444	8,987
Death benefits	(10,336)	(33)	(1,228)	—
Surrenders and terminations	—	(13,002)	—	(3,417)
Annuity benefit payments	(34,044)	(33,922)	(46,269)	(40,971)
Transfers between subaccounts	4,931	(9,635)	8,025	11,826

Net Change in Net Assets from Unit Transactions	(37,095)	(55,377)	(35,028)	(23,575)

Net Change in Net Assets	(3,945)	(48,669)	(7,806)	16,042

Net Assets Beginning of Period	351,931	400,600	387,304	371,262

Net Assets End of Period	$347,986	$351,931	$379,498	$387,304

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(7,342)	$(8,728)	$(19,580)	$(23,066)
Net realized gains (loss) on investments	72,195	89,809	190,463	187,706
Change in net unrealized appreciation (depreciation) on investments	(83,407)	69,376	(69,763)	53,478

Net Change in Net Assets from Operations	(18,554)	150,457	101,120	218,118

Unit Transactions:
Proceeds from units issued	26,992	1,278	16,920	168,941
Death benefits	(20,007)	(15,499)	(20,449)	(14,080)
Surrenders and terminations	—	(12,120)	—	(14,857)
Annuity benefit payments	(75,098)	(75,182)	(171,554)	(191,710)
Transfers between subaccounts	71,237	(145,601)	(98,715)	7,013

Net Change in Net Assets from Unit Transactions	3,124	(247,124)	(273,798)	(44,693)

Net Change in Net Assets	(15,430)	(96,667)	(172,678)	173,425

Net Assets Beginning of Period	739,325	835,992	2,059,662	1,886,237

Net Assets End of Period	$723,895	$739,325	$1,886,984	$2,059,662

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(29,620)	$(27,091)	$(14,822)	$(21,038)
Net realized gains (loss) on investments	769,507	404,324	184,528	103,969
Change in net unrealized appreciation (depreciation) on investments	(781,274)	267,020	126,333	47,200

Net Change in Net Assets from Operations	(41,387)	644,253	296,039	130,131

Unit Transactions:
Proceeds from units issued	22,127	(7,213)	633	35,834
Death benefits	(93,557)	(180,931)	(62,593)	(26,808)
Surrenders and terminations	(2,952)	(47,006)	—	(39,956)
Annuity benefit payments	(381,423)	(388,715)	(184,198)	(178,538)
Transfers between subaccounts	(435,801)	(79,745)	33,551	(153,042)

Net Change in Net Assets from Unit Transactions	(891,606)	(703,610)	(212,607)	(362,510)

Net Change in Net Assets	(932,993)	(59,357)	83,432	(232,379)

Net Assets Beginning of Period	4,992,711	5,052,068	1,709,950	1,942,329

Net Assets End of Period	$4,059,718	$4,992,711	$1,793,382	$1,709,950

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(2,224)	$(2,593)	$(1,853)	$34
Net realized gains (loss) on investments	51,020	15,130	3,637	1,738
Change in net unrealized appreciation (depreciation) on investments	(4,262)	4,842	345	11,923

Net Change in Net Assets from Operations	44,534	17,379	2,129	13,695

Unit Transactions:
Proceeds from units issued	233	366	8,252	399
Death benefits	(8,168)	—	—	—
Surrenders and terminations	—	(369)	—	—
Annuity benefit payments	(24,014)	(20,421)	(13,005)	(7,588)
Transfers between subaccounts	53,945	(13,365)	5,048	92,531

Net Change in Net Assets from Unit Transactions	21,996	(33,789)	295	85,342

Net Change in Net Assets	66,530	(16,410)	2,424	99,037

Net Assets Beginning of Period	238,865	255,275	131,582	32,545

Net Assets End of Period	$305,395	$238,865	$134,006	$131,582

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(8,469)	$(16,366)	$(4,929)	$(5,160)
Net realized gains (loss) on investments	206,685	179,155	203,482	138,191
Change in net unrealized appreciation (depreciation) on investments	(104,875)	39,968	(81,447)	10,508

Net Change in Net Assets from Operations	93,341	202,757	117,106	143,539

Unit Transactions:
Proceeds from units issued	27,701	196,570	4,397	24,707
Death benefits	(3,494)	(6,880)	(43,535)	(38,726)
Surrenders and terminations	(1,344)	(36,857)	—	(388)
Annuity benefit payments	(154,991)	(141,243)	(149,035)	(130,624)
Transfers between subaccounts	(122,047)	92,680	(213,590)	111,749

Net Change in Net Assets from Unit Transactions	(254,175)	104,270	(401,763)	(33,282)

Net Change in Net Assets	(160,834)	307,027	(284,657)	110,257

Net Assets Beginning of Period	1,923,506	1,616,479	1,816,391	1,706,134

Net Assets End of Period	$1,762,672	$1,923,506	$1,531,734	$1,816,391

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$5,086	$7,572	$(5,825)	$(5,052)
Net realized gains (loss) on investments	425,806	161,661	103,812	24,504
Change in net unrealized appreciation (depreciation) on investments	(13,521)	602,180	21,103	56,051

Net Change in Net Assets from Operations	417,371	771,413	119,090	75,503

Unit Transactions:
Proceeds from units issued	92,650	100,408	14,127	89,844
Death benefits	(54,979)	(30,842)	—	(4,014)
Surrenders and terminations	(9,272)	(64,465)	—	(43,834)
Annuity benefit payments	(432,367)	(370,539)	(62,061)	(53,123)
Transfers between subaccounts	52,720	50,035	27,657	144,260

Net Change in Net Assets from Unit Transactions	(351,248)	(315,403)	(20,277)	133,133

Net Change in Net Assets	66,123	456,010	98,813	208,636

Net Assets Beginning of Period	4,497,241	4,041,231	670,798	462,162

Net Assets End of Period	$4,563,364	$4,497,241	$769,611	$670,798

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(8,867)	$(35,058)	$(954)	$(731)
Net realized gains (loss) on investments	205,371	116,562	11,714	2,650
Change in net unrealized appreciation (depreciation) on investments	457,423	163,674	9,989	3,858

Net Change in Net Assets from Operations	653,927	245,178	20,749	5,777

Unit Transactions:
Proceeds from units issued	8,082	101,575	10,002	405
Death benefits	(41,075)	(40,644)	(84)	—
Surrenders and terminations	(2,916)	(82,406)	—	—
Annuity benefit payments	(406,244)	(417,018)	(11,928)	(7,103)
Transfers between subaccounts	(203,675)	(228,686)	(1,982)	37,881

Net Change in Net Assets from Unit Transactions	(645,828)	(667,179)	(3,992)	31,183

Net Change in Net Assets	8,099	(422,001)	16,757	36,960

Net Assets Beginning of Period	4,596,645	5,018,646	143,670	106,710

Net Assets End of Period	$4,604,744	$4,596,645	$160,427	$143,670

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(4,258)	$(4,474)	$(848)	$(2,888)
Net realized gains (loss) on investments	44,020	19,415	268,468	185,002
Change in net unrealized appreciation (depreciation) on investments	4,227	33,949	(164,666)	268,248

Net Change in Net Assets from Operations	43,989	48,890	102,954	450,362

Unit Transactions:
Proceeds from units issued	25,633	10,731	50,384	76,849
Death benefits	(8,961)	—	(13,870)	(17,315)
Surrenders and terminations	—	(1,006)	(9,359)	(43,042)
Annuity benefit payments	(63,485)	(42,319)	(271,340)	(258,479)
Transfers between subaccounts	84,142	56,777	(82,036)	(36,689)

Net Change in Net Assets from Unit Transactions	37,329	24,183	(326,221)	(278,676)

Net Change in Net Assets	81,318	73,073	(223,267)	171,686

Net Assets Beginning of Period	500,981	427,908	2,865,187	2,693,501

Net Assets End of Period	$582,299	$500,981	$2,641,920	$2,865,187

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$(8,586)	$(30,370)	$39,805	$38,439
Net realized gains (loss) on investments	303,293	183,487	518,407	(19,798)
Change in net unrealized appreciation (depreciation) on investments	96,840	487,459	(189,257)	1,232,109

Net Change in Net Assets from Operations	391,547	640,576	368,955	1,250,750

Unit Transactions:
Proceeds from units issued	82,028	170,578	56,671	19,436
Death benefits	(59,944)	(83,776)	(153,593)	(364,223)
Surrenders and terminations	(1,405)	(2,029)	(70,235)	(96,093)
Annuity benefit payments	(548,670)	(565,130)	(856,730)	(859,305)
Transfers between subaccounts	(298,857)	(204,161)	(665,922)	(320,914)

Net Change in Net Assets from Unit Transactions	(826,848)	(684,518)	(1,689,809)	(1,621,099)

Net Change in Net Assets	(435,301)	(43,942)	(1,320,854)	(370,349)

Net Assets Beginning of Period	6,489,006	6,532,948	9,490,684	9,861,033

Net Assets End of Period	$6,053,705	$6,489,006	$8,169,830	$9,490,684

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$2,749	$4,297	$160,397	$154,166
Net realized gains (loss) on investments	250,477	221,682	172,666	63,483
Change in net unrealized appreciation (depreciation) on investments	(620,687)	345,176	30,826	669,053

Net Change in Net Assets from Operations	(367,461)	571,155	363,889	886,702

Unit Transactions:
Proceeds from units issued	79,752	141,557	806	40,544
Death benefits	(17,807)	(33,887)	(81,702)	(117,736)
Surrenders and terminations	(2,035)	(41,990)	(2,016)	(167,207)
Annuity benefit payments	(195,811)	(184,748)	(799,724)	(751,932)
Transfers between subaccounts	(110,258)	(125,556)	18,804	(786,119)

Net Change in Net Assets from Unit Transactions	(246,159)	(244,624)	(863,832)	(1,782,450)

Net Change in Net Assets	(613,620)	326,531	(499,943)	(895,748)

Net Assets Beginning of Period	2,172,256	1,845,725	9,119,582	10,015,330

Net Assets End of Period	$1,558,636	$2,172,256	$8,619,639	$9,119,582

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	High Yield Subaccount		Diversified Income Plus Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$151,034	$161,615	$15,943	$51,079
Net realized gains (loss) on investments	(1,263)	(4,806)	21,311	(5,790)
Change in net unrealized appreciation (depreciation) on investments	(112,333)	46,570	(93,535)	186,874

Net Change in Net Assets from Operations	37,438	203,379	(56,281)	232,163

Unit Transactions:
Proceeds from units issued	47,225	103,474	292,396	84,048
Death benefits	(11,109)	(38,445)	(39,998)	(3,754)
Surrenders and terminations	(23,293)	(26,068)	(2,006)	(67,309)
Annuity benefit payments	(216,526)	(229,851)	(275,972)	(232,108)
Transfers between subaccounts	(146,042)	(86,324)	226,964	(78,413)

Net Change in Net Assets from Unit Transactions	(349,745)	(277,214)	201,384	(297,536)

Net Change in Net Assets	(312,307)	(73,835)	145,103	(65,373)

Net Assets Beginning of Period	2,350,268	2,424,103	2,031,425	2,096,798

Net Assets End of Period	$2,037,961	$2,350,268	$2,176,528	$2,031,425

	Income Subaccount		Bond Index Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$90,732	$101,788	$85,897	$90,639
Net realized gains (loss) on investments	(10,529)	(1,044)	(7,000)	(10,575)
Change in net unrealized appreciation (depreciation) on investments	(25,309)	795	20,689	(14,393)

Net Change in Net Assets from Operations	54,894	101,539	99,586	65,671

Unit Transactions:
Proceeds from units issued	65,141	65,272	103,242	66,193
Death benefits	(20,681)	(191,758)	(25,931)	(31,459)
Surrenders and terminations	—	(43,794)	(14,493)	(40,048)
Annuity benefit payments	(207,375)	(231,666)	(205,759)	(223,931)
Transfers between subaccounts	(62,708)	(77,728)	(151,283)	(157,018)

Net Change in Net Assets from Unit Transactions	(225,623)	(479,674)	(294,224)	(386,263)

Net Change in Net Assets	(170,729)	(378,135)	(194,638)	(320,592)

Net Assets Beginning of Period	2,333,296	2,711,431	2,476,693	2,797,285

Net Assets End of Period	$2,162,567	$2,333,296	$2,282,055	$2,476,693

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended	12/31/2007	12/31/2006	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$56,156	$54,421	$14,421	$14,750
Net realized gains (loss) on investments	(7,939)	(10,201)	(1,374)	(3,861)
Change in net unrealized appreciation (depreciation) on investments	(5,437)	9,173	1,194	1,151

Net Change in Net Assets from Operations	42,780	53,393	14,241	12,040

Unit Transactions:
Proceeds from units issued	236,125	58,612	40,537	56,162
Death benefits	(8,023)	(37,933)	—	(20,701)
Surrenders and terminations	—	(50,934)	—	(38,297)
Annuity benefit payments	(168,826)	(164,528)	(36,145)	(35,644)
Transfers between subaccounts	(140,469)	(178,759)	(17,598)	(33,407)

Net Change in Net Assets from Unit Transactions	(81,193)	(373,542)	(13,206)	(71,887)

Net Change in Net Assets	(38,413)	(320,149)	1,035	(59,847)

Net Assets Beginning of Period	1,570,570	1,890,719	379,179	439,026

Net Assets End of Period	$1,532,157	$1,570,570	$380,214	$379,179

	Money Market Subaccount
For the years ended	12/31/2007	12/31/2006
Operations:
Net investment income (loss)	$43,924	$44,117
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	43,924	44,117

Unit Transactions:
Proceeds from units issued	8,399,521	9,099,150
Death benefits	—	(5,367)
Surrenders and terminations	—	—
Annuity benefit payments	(245,440)	(318,198)
Transfers between subaccounts	(7,728,880)	(8,984,428)

Net Change in Net Assets from Unit Transactions	425,201	(208,843)

Net Change in Net Assets	469,125	(164,726)

Net Assets Beginning of Period	1,151,459	1,316,185

Net Assets End of Period	$1,620,584	$1,151,459

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements

As of December 31, 2007

(1) Organization

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 31 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (b)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (b)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (b)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Technology	Thrivent Series Fund, Inc. — Technology Portfolio
Partner Small Cap Growth (j)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (e)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (j)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (d)
Mid Cap Growth II (j)	Thrivent Series Fund, Inc. — Mid Cap Growth II Portfolio
Partner Mid Cap Value (b)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner International Stock (f)	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (c)
Partner All Cap (j)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (j)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio (g)
Large Cap Growth II (j)	Thrivent Series Fund, Inc. — Large Cap Growth II Portfolio
Partner Growth Stock (j)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio (h)
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(1) Organization, continued

Subaccount	Series
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Real Estate Securities (e)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield (j)	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (a)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income (j)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (j)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (e)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market (f)	Thrivent Series Fund, Inc. — Money Market Portfolio (i)

(a)	Formerly known as High Yield II, name change effective June 30, 2006
(b)	Since inception, April 29, 2005
(c)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(d)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(e)	Since inception, April 30, 2003
(f)	Since inception, April 25, 2003
(g)	AAL Series Fund, Inc. — Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Growth Portfolio as of April 25, 2003.
(h)	AAL Series Fund, Inc. — Equity Income Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Value Portfolio as of April 25, 2003.
(i)	AAL Series Fund, Inc. — Money Market Portfolio merged into the Thrivent Series Fund, Inc. — Money Market Portfolio as of April 25, 2003.
(j)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(2) Significant Accounting Policies

Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as net assets for contracts in annuity payment period on the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3, 4 or 5% depending on the contractholder’s selection. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Other

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

Each contract has an indirect withdrawal and surrender charge, not to exceed 9%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2007, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(3) Expense Charges, continued

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Technology	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Mid Cap Growth II	0.90%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner International Stock	0.85%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Large Cap Growth II	0.80%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Real Estate Securities	0.80%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2005	19,350	179,857	285,561	138,027	53,764	31,967
Units Issued	148,817	564,871	698,690	377,427	1,786	2,405
Units Redeemed	(10,048)	(97,827)	(106,098)	(55,018)	(9,236)	(4,380)

Units Outstanding at December 31, 2006	158,119	646,901	878,153	460,436	46,314	29,992
Units Issued	25,899	295,227	920,285	408,710	7,933	6,074
Units Redeemed	(20,489)	(122,389)	(218,338)	(131,803)	(12,496)	(8,643)

Units Outstanding at December 31, 2007	163,529	819,739	1,580,100	737,343	41,751	27,423

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2005	47,627	124,800	172,198	155,159	21,841	2,843
Units Issued	1,775	21,084	9,570	8,508	1,256	7,914
Units Redeemed	(14,300)	(23,550)	(31,569)	(36,345)	(4,042)	(699)

Units Outstanding at December 31, 2006	35,102	122,334	150,199	127,322	19,055	10,058
Units Issued	8,201	5,503	5,280	11,394	4,734	1,882
Units Redeemed	(8,140)	(20,906)	(31,176)	(25,953)	(3,196)	(1,885)

Units Outstanding at December 31, 2007	35,163	106,931	124,303	112,763	20,593	10,055

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2005	124,759	118,541	241,199	44,203	440,684	9,871
Units Issued	35,241	20,573	21,668	25,774	23,096	4,373
Units Redeemed	(27,453)	(22,742)	(39,186)	(13,719)	(80,842)	(1,641)

Units Outstanding at December 31, 2006	132,547	116,372	223,681	56,258	382,938	12,603
Units Issued	9,154	5,197	26,721	10,446	19,102	805
Units Redeemed	(25,332)	(29,233)	(42,529)	(12,401)	(69,306)	(1,175)

Units Outstanding at December 31, 2007	116,369	92,336	207,873	54,303	332,734	12,233

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2005	35,288	180,893	706,548	418,834	95,863	489,512
Units Issued	7,527	19,102	38,564	20,058	16,133	15,386
Units Redeemed	(5,851)	(35,889)	(110,362)	(85,061)	(26,864)	(99,789)

Units Outstanding at December 31, 2006	36,964	164,106	634,750	353,831	85,132	405,109
Units Issued	9,180	16,835	26,447	14,725	12,037	34,723
Units Redeemed	(6,328)	(34,570)	(103,747)	(75,232)	(22,816)	(72,180)

Units Outstanding at December 31, 2007	39,816	146,371	557,450	293,324	74,353	367,652

	High Yield	Diversified Income Plus	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2005	192,876	177,663	234,309	170,927	175,087	42,014
Units Issued	15,354	15,115	11,223	6,276	11,278	7,084
Units Redeemed	(36,552)	(40,151)	(51,846)	(29,894)	(45,513)	(14,004)

Units Outstanding at December 31, 2006	171,678	152,627	193,686	147,309	140,852	35,094
Units Issued	11,392	49,307	16,639	12,294	38,351	5,787
Units Redeemed	(36,353)	(34,704)	(35,188)	(29,550)	(45,417)	(6,982)

Units Outstanding at December 31, 2007	146,717	167,230	175,137	130,053	133,786	33,899

Money Market
Units Outstanding at December 31, 2005	1,303,677
Units Issued	9,802,921
Units Redeemed	(10,005,028)

Units Outstanding at December 31, 2006	1,101,570
Units Issued	8,321,128
Units Redeemed	(7,929,976)

Units Outstanding at December 31, 2007	1,492,722

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2007 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$352,816	$290,237
Moderately Aggressive Allocation	3,505,138	1,289,817
Moderate Allocation	10,236,162	1,380,719
Moderately Conservative Allocation	4,608,141	1,254,374
Technology	74,031	103,838
Partner Small Cap Growth	100,329	118,130
Partner Small Cap Value	207,635	171,100
Small Cap Stock	194,942	380,225
Small Cap Index	621,767	1,036,641
Mid Cap Growth	231,858	387,132
Mid Cap Growth II	107,490	46,809
Partner Mid Cap Value	25,452	26,272
Mid Cap Stock	235,714	362,356
Mid Cap Index	157,705	463,762
Partner International Stock	658,275	852,098
Partner All Cap	196,862	158,453
Large Cap Growth	244,341	899,036
Large Cap Growth II	19,731	15,595
Partner Growth Stock	155,357	92,463
Large Cap Value	381,400	586,227
Large Cap Stock	358,786	1,089,010
Large Cap Index	713,038	1,991,158
Real Estate Securities	415,039	526,633
Balanced	947,484	1,650,919
High Yield	271,784	470,494
Diversified Income Plus	649,853	432,526
Income	264,270	399,160
Bond Index	269,705	478,032
Limited Maturity Bond	436,850	461,887
Mortgage Securities	75,539	74,324
Money Market	6,919,874	6,450,749

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2007, except as indicated in Note 1, follows:

Subaccount	2007	2006	2005	2004	2003
Aggressive Allocation
Units	163,529	158,119	19,350
Unit value	$13.77	$12.75	$11.35
Net assets	$2,251,304	$2,016,278	$219,612
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.59%	0.00%	0.21%
Total return (c)	7.96%	12.36%	13.49%

Moderately Aggressive Allocation
Units	819,739	646,901	179,857
Unit value	$13.22	$12.42	$11.12
Net assets	$10,840,557	$8,036,506	$1,999,682
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.84%	0.00%	0.37%
Total return (c)	6.40%	11.74%	11.18%

Moderate Allocation
Units	1,580,100	878,153	285,561
Unit value	$12.66	$12.01	$10.91
Net assets	$20,008,920	$10,546,374	$3,114,064
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	1.17%	0.00%	0.86%
Total return (c)	5.44%	10.13%	9.05%

Moderately Conservative Allocation
Units	737,343	460,436	138,027
Unit value	$12.01	$11.52	$10.65
Net assets	$8,857,061	$5,302,865	$1,469,831
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	1.63%	0.00%	2.30%
Total return (c)	4.30%	8.15%	6.49%

Technology
Units	41,751	46,314	53,764	52,565	33,347
Unit value	$8.33	$7.60	$7.45	$7.27	$7.02
Net assets	$347,986	$351,931	$400,600	$382,352	$234,254
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.31%	0.00%	0.00%
Total return (c)	9.68%	1.98%	2.44%	3.55%	49.48%

Partner Small Cap Growth
Units	27,423	29,992	31,967	21,011	9,070
Unit value	$13.84	$12.91	$11.61	$11.31	$10.29
Net assets	$379,498	$387,304	$371,262	$237,658	$93,328
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	7.16%	11.19%	2.67%	9.93%	42.05%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner Small Cap Value
Units	35,163	35,102	47,627	35,480	9,892
Unit value	$20.58	$21.06	$17.55	$16.95	$14.04
Net assets	$723,895	$739,325	$835,992	$601,314	$138,852
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.35%	0.21%	0.22%	0.00%	6.36%
Total return (c)	(2.27)%	19.99%	3.57%	20.73%	40.37%

Small Cap Stock
Units	106,931	122,334	124,800	108,623	105,243
Unit value	$17.65	$16.84	$15.11	$14.06	$11.78
Net assets	$1,886,984	$2,059,662	$1,886,237	$1,527,726	$1,239,351
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.28%	0.12%	0.04%	0.00%	0.01%
Total return (c)	4.81%	11.40%	7.46%	19.43%	38.45%

Small Cap Index
Units	124,303	150,199	172,198	178,711	184,093
Unit value	$32.66	$33.24	$29.34	$27.68	$22.95
Net assets	$4,059,718	$4,992,711	$5,052,068	$4,946,519	$4,225,880
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.64%	0.72%	0.67%	0.38%	0.41%
Total return (c)	(1.75)%	13.30%	6.00%	20.58%	36.44%

Mid Cap Growth
Units	112,763	127,322	155,159	123,210	39,786
Unit value	$15.90	$13.43	$12.52	$11.39	$10.36
Net assets	$1,793,382	$1,709,950	$1,942,329	$1,403,583	$412,140
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.42%	0.11%	0.00%	0.00%	0.00%
Total return (c)	18.42%	7.28%	9.89%	9.97%	34.24%

Mid Cap Growth II
Units	20,593	19,055	21,841	15,787	11,590
Unit value	$14.83	$12.54	$11.69	$10.64	$9.26
Net assets	$305,395	$238,865	$255,275	$167,984	$107,276
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.44%	0.17%	0.00%	0.00%	0.00%
Total return (c)	18.31%	7.25%	9.84%	14.96%	35.64%

Partner Mid Cap Value
Units	10,055	10,058	2,843
Unit value	$13.33	$13.08	$11.45
Net assets	$134,006	$131,582	$32,545
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	1.28%	0.93%
Total return (c)	1.86%	14.29%	14.47%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Mid Cap Stock
Units	116,369	132,547	124,759	99,816	84,106
Unit value	$15.15	$14.51	$12.96	$11.27	$9.74
Net assets	$1,762,672	$1,923,506	$1,616,479	$1,125,256	$818,956
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.83%	0.35%	0.17%	—%	0.25%
Total return (c)	4.38%	12.00%	14.93%	15.78%	30.63%

Mid Cap Index
Units	92,336	116,372	118,541	104,923	72,368
Unit value	$16.59	$15.61	$14.39	$12.97	$11.35
Net assets	$1,531,734	$1,816,391	$1,706,134	$1,361,082	$821,238
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.98%	0.95%	0.50%	0.00%	1.75%
Total return (c)	6.28%	8.45%	10.95%	14.31%	33.13%

Partner International Stock
Units	207,873	223,681	241,199	202,191	12,973
Unit value	$21.95	$20.11	$16.75	$14.92	$13.06
Net assets	$4,563,364	$4,497,241	$4,041,231	$3,016,539	$169,462
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.36%	1.42%	1.05%	0.19%	0.00%
Total return (c)	9.19%	20.00%	12.30%	14.21%	30.63%

Partner All Cap
Units	54,303	56,258	44,203	32,398	18,175
Unit value	$14.17	$11.92	$10.46	$8.95	$7.97
Net assets	$769,611	$670,798	$462,162	$289,841	$144,890
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.42%	0.38%	0.43%	0.05%	0.24%
Total return (c)	18.86%	14.04%	16.87%	12.22%	21.98%

Large Cap Growth
Units	332,734	382,938	440,684	332,287	91,328
Unit value	$13.84	$12.00	$11.39	$10.78	$10.13
Net assets	$4,604,744	$4,596,645	$5,018,646	$3,580,599	$925,471
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.06%	0.51%	0.70%	0.31%	0.00%
Total return (c)	15.29%	5.40%	5.69%	6.34%	28.87%

Large Cap Growth II
Units	12,233	12,603	9,871	9,029	3,022
Unit value	$13.11	$11.40	$10.81	$10.22	$9.62
Net assets	$160,427	$143,670	$106,710	$92,298	$29,082
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.62%	0.56%	0.77%	0.00%	0.15%
Total return (c)	15.02%	5.46%	5.75%	6.22%	21.23%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Partner Growth Stock
Units	39,816	36,964	35,288	26,846	8,041
Unit value	$14.62	$13.55	$12.13	$11.55	$10.64
Net assets	$582,299	$500,981	$427,908	$310,011	$85,513
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.53%	0.20%	0.44%	0.00%	0.44%
Total return (c)	7.91%	11.77%	5.01%	8.58%	29.42%

Large Cap Value
Units	146,371	164,106	180,893	150,199	77,888
Unit value	$18.05	$17.46	$14.89	$14.09	$12.50
Net assets	$2,641,920	$2,865,187	$2,693,501	$2,116,004	$973,585
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.23%	1.14%	1.03%	0.00%	1.16%
Total return (c)	3.38%	17.26%	5.69%	12.71%	25.00%

Large Cap Stock
Units	557,450	634,750	706,548	678,797	611,084
Unit value	$10.86	$10.22	$9.25	$8.89	$8.30
Net assets	$6,053,705	$6,489,006	$6,532,948	$6,034,472	$5,070,386
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.12%	0.77%	0.90%	0.00%	0.59%
Total return (c)	6.23%	10.56%	4.01%	7.14%	19.85%

Large Cap Index
Units	293,324	353,831	418,834	449,402	458,589
Unit value	$27.86	$26.82	$23.55	$22.76	$20.85
Net assets	$8,169,830	$9,490,684	$9,861,033	$10,227,107	$9,558,755
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.70%	1.65%	1.56%	1.12%	1.38%
Total return (c)	3.86%	13.93%	3.46%	9.18%	26.62%

Real Estate Securities
Units	74,353	85,132	95,863	74,030	30,891
Unit value	$20.96	$25.52	$19.25	$17.21	$12.89
Net assets	$1,558,636	$2,172,256	$1,845,725	$1,274,323	$398,304
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.39%	1.46%	1.26%	0.00%	5.48%
Total return (c)	(17.85)%	32.53%	11.85%	33.50%	28.94%

Balanced
Units	367,652	405,109	489,512	522,961	522,693
Unit value	$23.45	$22.51	$20.46	$19.94	$18.68
Net assets	$8,619,639	$9,119,582	$10,015,330	$10,425,898	$9,762,334
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.06%	2.90%	2.50%	2.14%	3.08%
Total return (c)	4.15%	10.03%	2.63%	6.74%	15.72%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
High Yield
Units	146,717	171,678	192,876	149,543	53,257
Unit value	$13.89	$13.69	$12.57	$12.23	$11.25
Net assets	$2,037,961	$2,350,268	$2,424,103	$1,829,524	$599,005
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	8.06%	7.97%	8.04%	8.16%	8.36%
Total return (c)	1.46%	8.93%	2.73%	8.77%	26.41%

Diversified Income Plus
Units	167,230	152,627	177,663	188,001	172,988
Unit value	$13.02	$13.31	$11.80	$11.54	$10.81
Net assets	$2,176,528	$2,031,425	$2,096,798	$2,168,636	$1,870,633
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.96%	3.89%	7.45%	6.85%	7.74%
Total return (c)	(2.21)%	12.77%	2.31%	6.67%	23.86%

Income
Units	175,137	193,686	234,309	178,768	71,119
Unit value	$12.35	$12.05	$11.57	$11.45	$11.07
Net assets	$2,162,567	$2,333,296	$2,711,431	$2,047,616	$787,561
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	5.30%	5.20%	4.68%	4.38%	4.34%
Total return (c)	2.50%	4.10%	1.03%	3.43%	7.17%

Bond Index
Units	130,053	147,309	170,927	172,906	190,196
Unit value	$17.55	$16.81	$16.37	$16.22	$15.81
Net assets	$2,282,055	$2,476,693	$2,797,285	$2,804,417	$3,006,149
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.88%	4.72%	4.23%	4.09%	4.25%
Total return (c)	4.37%	2.73%	0.90%	2.62%	2.30%

Limited Maturity Bond
Units	133,786	140,852	175,087	125,015	53,977
Unit value	$11.45	$11.15	$10.80	$10.73	$10.66
Net assets	$1,532,157	$1,570,570	$1,890,719	$1,340,881	$575,353
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.74%	4.44%	3.67%	2.86%	4.65%
Total return (c)	2.71%	3.26%	0.68%	0.62%	3.18%

Mortgage Securities
Units	33,899	35,094	42,014	43,598	26,139
Unit value	$11.22	$10.80	$10.45	$10.37	$10.10
Net assets	$380,214	$379,179	$439,026	$452,301	$263,996
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.98%	4.98%	4.37%	3.99%	2.13%
Total return (c)	3.81%	3.40%	0.72%	2.72%	1.00%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2007	2006	2005	2004	2003
Money Market
Units	1,492,722	1,101,570	1,303,677	1,481,497	1,064,616
Unit value	$1.09	$1.05	$1.01	$0.99	$1.00
Net assets	$1,620,584	$1,151,459	$1,316,185	$1,472,462	$1,061,116
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	5.05%	4.73%	2.81%	0.96%	0.53%
Total return (c)	3.86%	3.53%	1.58%	(0.28)%	(0.33)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B: Financial Statements of Depositor. (*)

            Financial Statements of Thrivent Variable Annuity Account II (*)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (5)

4.	Variable Annuity Contract (2)

5.	Standard Application Form. (3)

6.	Articles of Incorporation and Bylaws of the Depositor (6)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003 (4)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (*)

10.	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP. (*)

11.	Not Applicable.

12.	Not Applicable.

13.	Powers of Attorney for (*) :

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske

James M. Hushagen	Frank H. Moeller	Dr. Albert K. Siu

F. Mark Kuhlmann	Alice M. Richter	Allan R. Spies

Richard C. Lundell	James H. Scott	Adrian M. Tocklin

John P. McDaniel

1

(1)	Incorporated by reference from the initial registration statement of Thrivent Variable Annuity Account II, file no. 333-71853, Accession No. 0001075871-99-000005, filed on February 5, 1999.

(2)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, file no. 333-71853, Accession No. 0001075871-01-000002 filed on February 27, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration No. 333-71853, Accession No. 0001075871-99-000007, filed on May 27, 1999.

(4)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, Accession No. 0001193125-04-064690, filed on April 19, 2004.

(5)	Incorporated by reference from Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account II, Registration No. 333-71853, Accession No. 0001193125-06-084550 filed on April 20, 2006.

(6)	Incorporated by reference from Post-Effective Amendment No. 7 to the registration statement of Thrivent Variable Annuity Account I, Registration No. 333-89488, Accession No. 0001193125-07-102289, filed on May 4, 2007.

(*)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor

Bruce J. Nicholson	Chairman of the Board, President & CEO

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacomia, Washington 98402-4395	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, Missouri 63146	Director

2

Name and Principal Business Address	Positions and Offices with Depositor
Richard C. Lundell 7341 Dogwood Excelsior, Minnesota 55331	Director

John P. McDaniel MedStar Health 5565 Sterrett Place Columbia, Maryland 21044	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director

Frank H. Moeller St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, Texas 78704	Director

Alice M. Richter 14810 Blakeney Road Eden Prairie, MN 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714	Director

Dr. Albert Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, Massachusetts 01761	Director

3

Name and Principal Business Address	Positions and Offices with Depositor
Allan R. Spies 747 Detroit Street Denver, Colorado 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

James A. Thomsen	Executive Vice President, Field Distribution

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President & Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Nikki L. Sorum	Senior Vice President, Field Distribution

4

Name and Principal Business Address	Positions and Offices with Depositor
Russell W. Swansen	Senior Vice President, Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Holly J. Morris	Senior Vice President, Chief Information Officer

Katie S. Kloster	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

5

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Service Organization, Inc.	General business corporation	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance agency	Minnesota

Thrivent Insurance Agency, Inc.	Licensed life and health insurance agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Engaged in education-type programs	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC (Subsidiary of Thrivent Life Insurance Company)	Limited liability company	Delaware

Item 27.	Number of Contract Owners

As of March 31, 2008, there were 1,947 qualified and 1,687 non-qualified contracts.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

6

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Other activity. Thrivent Investment Mgt. is the principal underwriter for the Contracts.

(b)	Management. The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Director and Senior Vice President

Randall L. Boushek	Director

Jennifer R. Relien	General Counsel and Secretary

Nikki Sorum	Director and Senior Vice President

Andrea C. Golis	Chief Compliance Officer

Christopher J. Kopka	Vice President

7

Name and Principal Business Address	Positions and Offices with Underwriter
Brian W. Picard 4321 North Ballard Road Appleton, Wisconsin 54919	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Thomas C. Schinke	Vice President

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer	Vice President
2665 Megan Way
Neenah, WI 54956

Michael J. Haglin	Vice President
160 Chapel Road
Suite 201
Manchester, CT 06040-1625

Katie Kloster	Vice President IC and IA chief Compliance Officer

Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Vice President

Park G. Jarrett III	Vice President

Timothy P. Schmidt 701 Xenia Ave. S. Suite 550 Golden Valley, MN 55416-1078	Vice president

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Assistant Vice President Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Not Applicable.

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Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 22nd day of April 2008.

THRIVENT VARIABLE ANNUITY ACCOUNT II
(Registrant)
By:	Thrivent Financial for Lutherans
(Depositor, on behalf of itself and Registrant)

By:	/s/ Bruce J. Nicholson
Bruce J. Nicholson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April 2008.

By:	Thrivent Financial for Lutherans
(Depositor)

By:	/s/ Bruce J. Nicholson
Bruce J. Nicholson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 22nd day of April, 2008 by the following officers of Depositor in the capacities indicated:

/s/ Bruce J. Nicholson Bruce J. Nicholson	President and Chief Executive Officer (Principal Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

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A majority of the Board of Directors:*

Dr. Addie J. Butler	Frank H. Moeller
James M. Hushagen	Alice M. Richter
F. Mark Kuhlmann	James H. Scott
Richard C. Lundell	Dr. Kurt M. Senske
John P. McDaniel	Dr. Albert Siu
Paul W. Middeke	Allan R. Spies
Adrian M. Tocklin

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland
James M. Odland
Attorney-in-Fact

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THRIVENT VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

Ex99(b).9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

Ex99(b).10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

Ex99(b).13	Powers of Attorney for –

Dr. Addie J. Butler	John P. McDaniel	Dr. Kurt M. Senske

James M. Hushagen	Paul W. Middeke	Dr. Albert K. Siu

F. Mark Kuhlmann	Frank H. Moeller	Allan R. Spies

Richard C. Lundell	Alice M. Richter	Adrian M. Tocklin

James H. Scott

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